Exhibit 99.2
The Education Resources
Institute, Inc. and Subsidiary
Consolidated Financial Statements
June 30, 2007 and 2006

The Education Resources Institute, Inc. and Subsidiary
Index
June 30, 2007 and 2006

Report of Independent Auditors
Consolidated Financial Statements
Statements of Financial Position
Statements of Activities and Changes in Net Assets
Statements of Cash Flows
Notes to Financial Statements
Supplemental Consolidating Schedules
Statements of Financial Position
Statements of Activities and Changes in Net Assets

Report of Independent Auditors

To the Board of Directors of
The Education Resources Institute, Inc. and Subsidiary

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of activities and changes in net assets and cash flows present fairly, in all material respects, the financial position of The Education Resources Institute, Inc. (“TERI”) and its subsidiary at June 30, 2007 and 2006, and the changes in their net assets and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of TERI’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental consolidating schedules are presented for the purposes of additional analysis and are not a required part of the basic consolidated financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

September 18, 2007

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Cash Flows
June 30, 2007 and 2006

	2007	2006
Assets
Cash and equivalents	$50,447,397	$78,087,473
Restricted cash and equivalents	141,694,904	89,462,539
Marketable securities	419,401,240	294,101,627
Receivables
Guarantee fees	23,588,820	23,636,717
Accrued interest	4,997,114	2,961,003
Other	7,727,682	3,688,788
Total receivables	36,313,616	30,286,508
Notes receivable	3,734,552	4,536,647
Other assets, net	468,822	464,968
Studentloans
Student loans receivable	4,801,852	7,056,549
Receivables recoverable on claim payments	101,965,101	59,050,105
Total student loans	106,766,953	66,106,654
Residual interest in securitized portfolios	179,095,710	100,219,192
Total assets	$937,923,194	$663,265,608
Liabilities and Net Assets
Accounts payable and accrued expenses	$3,040,240	$1,879,547
Due to First Marblehead Education Resources	10,908,733	10,446,966
Liability for outstanding checks	39,365,874	43,878,748
Accrued pension liability	376,900	510,414
Deferred revenue - other	1,255,253	894,300
Deferred guarantee fees	49,912,960	36,387,132
Loan loss reserves	485,536,621	352,465,877
Bonds payable	3,690,000	6,030,000
Total liabilities	594,086,581	452,492,984
Net assets
Unrestricted
Undesignated	328,543,385	195,479,396
Board-designated	13,293,228	13,293,228
Permanently restricted	2,000,000	2,000,000
Total net assets	343,836,613	210,772,624
Total liabilities and net assets	$937,923,194	$663,265,608

The accompanying notes are an integral part of these consolidated financial statements.

	2007	2006
Revenue
Guarantee fees	$346,041,454	$245,352,831
Residual interest in securitized portfolios	78,876,518	32,260,402
Investment income	29,752,600	16,894,097
Unrealized gain (loss) on investments in marketable securities	2,930,556	(2,449,232)
Grants and contracts	2,608,198	2,384,426
Origination fees	40,979,073	20,339,068
HEIC membership fees	105,937	87,564
Interest income on student loans	543,446	676,382
Interest income - FMC - notes receivable	250,377	296,974
Contractual income - FMC	247,524	747,528
Total revenue	502,335,683	316,590,040
Expenses
Compensation and employee fringe benefits	6,445,237	3,427,922
Office expenses	465,850	293,462
Rent	695,296	542,939
Professional fees (FMER)	134,844,987	106,072,120
Professional fees (other)	3,791,367	3,399,954
Loan servicing fees	107,673	125,782
Collection costs	6,546,395	5,140,242
Printing and promotion	202,904	127,588
Loan loss provision	213,345,554	131,938,830
Depreciation and amortization	151,106	173,222
Grants	192,937	87,474
Interest expense	273,827	340,110
Other expenses	2,208,561	893,806
Total expenses	369,271,694	252,563,451
Increase in net assets	133,063,989	64,026,589
Net assets, beginning of year	210,772,624	146,746,035
Net assets, end of year	$343,836,613	$210,772,624

The accompanying notes are an integral part of these consolidated financial statements.

	2007	2006
Cash flows from operating activities
Increase in net assets	$133,063,989	$64,026,589
Adjustments to reconcile increase in net assets to net cash provided by operating activities
Depreciation and amortization	151,106	173,222
Provision for loan loss reserve	213,345,554	131,938,830
Default claims paid	(169,298,452)	(84,700,201)
Default claims recoveries (net of adjustments)	89,023,642	51,087,426
Amortization of net discount on securities	(4,532,788)	(2,760,460)
Unrealized (gain) loss on investments in marketable securities	(2,930,556)	2,449,232
Changes in
Restricted cash and equivalents	(52,232,365)	(37,048,537)
Receivables	(6,027,108)	(4,294,478)
Student loans	(40,705,883)	(13,175,184)
Residual interest in securitized portfolios	(78,876,518)	(32,080,843)
Other assets, net	10,635	83,802
Accounts payable and accrued expenses	1,488,946	1,568,193
Liability for outstanding checks	(4,512,874)	43,878,748
Deferred revenue - other	360,953	(1,361)
Deferred guarantee fees	13,525,828	11,060,829
Total adjustments	(41,209,880)	68,179,218
Net cash provided by operating activities	91,854,109	132,205,807
Cash flows from investing activities
Purchases of property and equipment	(120,011)	(23,382)
Purchases of marketable securities	(1,356,549,772)	(926,286,133)
Proceeds from the sale and maturities of marketable securities	1,238,713,503	858,559,208
Proceeds from notes receivable	802,095	755,498
Net cash used in investing activities	(117,154,185)	(66,994,809)
Cash flows from financing activities
Principal payments on bonds payable	(2,340,000)	(3,380,000)
Net cash used in financing activities	(2,340,000)	(3,380,000)
(Decrease) increase in cash and equivalents	(27,640,076)	61,830,998
Cash and equivalents, beginning of year	78,087,473	16,256,475
Cash and equivalents, end of year	$50,447,397	$78,087,473
Supplemental disclosure
Cash paid for interest	$274,929	$341,431

The accompanying notes are an integral part of these consolidated financial statements.

The Education Resources Institute, Inc. and Subsidiary
Notes to Consolidated Financial Statements
June 30, 2007 and 2006

1.	Organization

The Education Resources Institute, Inc. (“TERI”) was incorporated in June 1985 for the purposes of aiding students in attaining an education and assisting educational institutions in providing an education in an economical fashion.  To achieve this purpose, TERI’s principal service is to function as a guarantor of student loans disbursed by participating lending institutions.

In addition, TERI’s College Access Division, including the Higher Education Information Center (“HEIC”), receives funds from federal, state and private grants, membership fees from colleges and universities and other sources.  These funds are used to provide information to students and their families, predominantly low income and/or first generation college students, about opportunities and financial aid for post-high school education and career opportunities.

In 1994, TERI formed TERI Financial Services, Inc. (“TFSI”), its wholly owned subsidiary, to carry out the broad educational purposes of TERI through the creation of a secondary market in student education loans, including, from time to time, purchasing and holding student loan portfolios.  TFSI commenced operations in December 1996.

On June 20, 2001, TERI and First Marblehead Corporation (“FMC”), an education finance company, completed a purchase and sale agreement effective July 1, 2001 (the “Transaction”) that provided for FMC to acquire certain operating assets and services of TERI and to establish a new subsidiary of FMC called First Marblehead Education Resources (“FMER”).  TERI continues to be a provider of student loan guarantee services and education information and counseling services, including those services performed by HEIC.  FMER provides to TERI, under a master servicing agreement, services including loan origination, customer service, default prevention, default processing, and administrative services. In October 2004, TERI and FMC renewed the Master Servicing Agreement for an additional term through 2011. For fiscal years 2007 and 2006, TERI incurred $134,844,987 and $106,072,120, respectively, for services rendered by FMER under the Master Servicing Agreement (Notes 4, 5 and 13). At June 30, 2007 and 2006 the Company had a liability of $10,908,733 and $10,446,966, respectively, due to FMC in relation to this agreement.

2.	Summary of Significant Accounting Policies

Principles of Consolidation
The consolidated financial statements include the accounts of TERI and TFSI.  Intercompany balances and transactions are eliminated in consolidation.

Basis of Presentation
The accompanying financial statements have been prepared on the accrual basis of accounting and in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 117, Financial Statements of Not-for-Profit Organizations.

Accordingly, net assets and changes therein are classified as follows:

Unrestricted Net Assets
Unrestricted net assets consist of net assets not subject to donor-imposed stipulations which TERI may use at its discretion.

Board-Designated Unrestricted Net Assets
This account was established to track contributions originally received by TERI from American Student Assistance (“ASA”) in connection with TERI’s incorporation.  The terms of the contributions provide that the principal and any income derived therefrom be used by TERI for various purposes related to the advancement of higher education, including the payment of loan defaults. The account has been designated by TERI’s Board of Directors for the payment of such defaults.

Permanently Restricted Net Assets
Net assets subject to donor-imposed stipulations which must be maintained in perpetuity by TERI.  The donors of these assets permit TERI to use all or part of the related investment and appreciation earned for general or specific purposes. Permanently restricted net assets represent endowment funds for the benefit of HEIC.  The income from these funds is required to be used for the purpose of disseminating higher education information within and outside the City of Boston.  There were no changes in permanently restricted net assets as of June 30, 2007 and 2006.

Cash and Equivalents
TERI considers all highly liquid debt instruments purchased with a maturity at date of acquisition of 90 days or less to be cash equivalents. Cash and equivalents are carried at cost.

Marketable Securities
Marketable securities consist primarily of readily marketable debt securities with maturities of more than 90 days at the date of acquisition.  The portfolio is stated at fair value, which is based upon quoted market prices from third party sources.

There are no donor-restricted endowment funds for which the fair value of the assets at June 30, 2007 or 2006 is less than the level required by donor stipulations or law.

Restricted Cash and Equivalents and Marketable Securities Held in Designated Accounts
Pursuant to certain guarantee agreements, cash and equivalents and marketable securities are required to be deposited to various trust accounts and pledged as collateral for the payment of defaults on certain loans. Balances in these accounts revert to TERI’s general accounts and are then available to meet defaults on other loans, upon satisfying certain ratios or upon payment of all defaults covered by the agreements.  At June 30, 2007, $141,694,904 in restricted cash and equivalents and $343,440,478 in marketable securities were held in these accounts.  At June 30, 2006, $89,462,539 in restricted cash and equivalents and $246,719,744 in marketable securities were held in these accounts.

Liability for outstanding checks
As part of TERI’s cash management practices it invests balances remaining in its checking accounts in short term investments on a daily basis. As checks are cashed, these short term investments are reduced in order to provide the required amounts. The liability for outstanding checks represents the amount by which outstanding checks exceed the amount retained in the checking account. This liability is short term in nature since most checks clear within 30 days of issuance.

Residual Interest in Securitized Portfolios
Under the terms of the Master Loan Guarantee Agreement (MLGA) and subsequent amendments, TERI is a beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased unrestricted cash received by TERI as a result of securitizations. For Trusts created in 2007, TERI’s ownership percentage of the beneficial interest ranged from 34.05% to 23.51%. For Trusts created in 2006, TERI’s beneficial interest ranged from 11.9% to 14.9%.

TERI records an asset in its consolidated statements of financial position for the estimated fair value of its residual interest in FMC securitizations.  Fair value quotes are not available for residual interests, so TERI estimates fair value, based on the present value of future expected cash flows, using management’s best estimates of the key assumptions such as default rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved (Note 4).

TERI records income for its percent ownership of new trusts established in the current reporting period, as well as its share of the change in the fair value of all securitized portfolios.  During fiscal years 2007 and 2006, TERI recognized $78,876,518 and $32,260,402, respectively, of income from residual interests in securitized portfolios.

The Company does not consolidate the Trusts created in relation to the securitization transactions as TERI’s ownership interest does not represent a controlling financial interest in the Trusts. Furthermore, as a not-for-profit entity, TERI is exempt from the provisions of FIN 46(R), Consolidation of Variable Interest Entities, an interpretation of ARB No. 51.

Student Loans
In its capacity as a guarantor, TERI is required to reimburse lenders for unpaid principal and interest on defaulted loans (Note 9). Amounts paid to lenders are charged against loan loss reserves. As a result of these transactions, TERI purchases the loans from the lender and assumes all rights of the lender, including the right to collect the loan.  TERI recognizes a receivable at the time of purchase equal to the estimated fair value of the balance so acquired.  Fair value is estimated based on TERI’s historical recovery experience and management’s best estimate of future recovery rates.  These receivables are listed as receivables recoverable on claim payments on the consolidated statements of financial position.  As of June 30, 2007 and 2006, receivables recoverable on claim payments equaled $101,965,101 and $59,050,105, respectively.

TERI uses a cost recovery method to account for recoveries received after payment has been remitted to the lender.  Under this method, cash recoveries are first recorded as a reduction of the receivable recoverable on claim payment asset and then, to the extent the recoveries exceed the established receivable for a given default cohort year, are recorded as income.

TERI is able to “cure” some student loan defaults by collection efforts under which the student brings the loan current and establishes a history of continuous monthly payments.  When a loan is cured, as defined within the guarantee agreements, it is subject to repurchase by the lender.  Under the guarantee agreements, the lender is obligated to purchase the loan from TERI for the amount of principal plus accrued interest then outstanding. TERI, in return, reinstates the guarantee on the loan. In the event of a second default on a cured loan, TERI is required to repurchase the loan from the lender; however the lender has no further obligation under the agreement.  When the cured loans are repurchased by lenders, the transaction is accounted for by TERI using the cost recovery method described above.

In addition, TFSI holds a student loan portfolio.  These loans are included in the student loans receivable on the consolidated statements of financial position. Student loans that management has the intent and ability to hold for the foreseeable future or until maturity are reported at their outstanding unpaid principal balances. At June 30, 2007 and 2006, student loans receivable held by TFSI equaled $4,801,852 and $7,056,549, respectively.  These loans are guaranteed by TERI and default claims are charged against TERI’s loan loss reserve.

TERI is licensed by the Massachusetts Division of Banks under the Small Loan Licensing Act.  This act governs loans with an original principal balance of $6,000 or less and establishes certain minimum capital requirements and administrative requirements with respect to such loans.  TERI is subject to annual review in connection with the renewal of its license.  TERI was in compliance with these requirements as of June 30, 2007 and 2006.

Property and Equipment
Property and equipment are recorded at cost less accumulated depreciation and are included in other assets, net in the consolidated statements of financial position.  Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets.  The useful life for property and equipment is three to five years.  Ordinary repairs and maintenance are charged to expense, whereas major improvements are capitalized.

Grants and Contracts
TERI receives grants from federal, state and private sources and membership fees from colleges and universities.  Grants are recognized as revenue as TERI incurs billable costs.  This revenue is used to provide information to students and their families about financial aid for post-high school education and career opportunities.  As a recipient of federal and state funds, TERI is subject to certain federal and state regulations. Management believes it is in compliance with all such regulations.

Grant receipts which are held for the support of future operations are included in deferred revenue - other on the consolidated statements of financial position and totaled $1,255,253 and $894,300 at June 30, 2007 and 2006, respectively.

TERI is subject to an annual A-133 compliance audit over grant management and reporting of allowable costs.

Loan Loss Reserve
TERI provides a reserve against loss exposure, including an estimate of probable future losses which have not yet been incurred, on loans it guarantees using several assumptions based on actuarial studies, historical experience of other similar portfolios of student loans, and management’s assessment of the creditworthiness of different types of loans.  The assumptions used in determining the reserve against probable loss exposure include estimated loan recovery levels consistent with historical performance, but which have not yet been achieved with respect to more recently defaulted loan cohorts.  Accordingly, the evaluation of the provision for loan loss reserves is inherently subjective as it requires material estimates that may be susceptible to significant changes.

TERI’s guarantee agreements require lenders to follow certain credit origination policies and due diligence guidelines for a loan to be eligible for claim payment.  TERI may refuse to pay a default claim if these requirements have not been met.  When a borrower defaults and a default claim is paid, TERI assumes the position of the lender and has full rights and recourse against all borrowers on the note.

Guarantee Fees
TERI’s principal source of revenue is guarantee fees.  TERI receives a guarantee fee on each loan guaranteed based upon its guarantee agreements with lenders. TERI’s guarantee fees are received at various times throughout the life of the guarantee.  Depending on the loan program and lender agreements, fees may be received at disbursement, when a loan is securitized by FMC, in installments over the life of the loan, and/or when a loan enters repayment. Guarantee fees which are received in installments over the life of the loan are recognized as revenue when they become due. All other guarantee fees are fixed and determinable, therefore the entire amount of guarantee fees less .50% of the principal balance guaranteed, are recognized as revenue at the time of guarantee. TERI defers recognition of .50% of the principal balance guaranteed to cover ongoing direct costs. This fee is amortized into revenue using the sum-of-years digits method over an average loan period of ten years.

Income Taxes
TERI and TFSI have been determined by the Internal Revenue Service (“IRS”) to be an organization described in Internal Revenue Code (“IRC”) Section 501(c)(3) and, therefore, exempt from taxation.

Use of Estimates
The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the revenue and expenses reported for the period.  Actual results could differ from these estimates.

Management makes significant estimates and assumptions regarding the collection of accounts and student loans receivable and the required level of the loan loss reserves at the date of the consolidated statements of financial position.  These estimates and assumptions are based upon historical and current experience and expectations of future performance on the part of TERI, the economy, actuarial studies performed by outside parties, and other factors.  It is possible that the actual collection of accounts and student loans receivable or payment of defaults will differ from these estimates.

Fair Value of Financial Instruments
The estimated fair values of TERI’s financial instruments have been determined, where practicable, by using appropriate valuation methodologies.  Due to their short-term nature, cash equivalents are carried at cost which approximates fair value.  Marketable securities are reported at quoted market prices provided by third party sources. Residual interest is recorded based on the present value of future expected cash flows estimated using management’s best estimates of the key assumptions.  Receivables for guarantee fees are recorded at their estimated net realizable value.  Student loans receivables are recorded at their current outstanding principal balance, while receivables recoverable on claims payments are based on management’s estimate of amounts recoverable.

Recent Accounting Pronouncements

FASB Statement No. 158 (FAS158), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans an Amendment of FASB Statements No. 87, 88, 106, and 132(R) TERI implemented FAS 158 during the year ended June 30, 2007.  The effect of implementation was an increase to pension expense and to the pension liability of $270,103.

FASB Statement No. 155 (FAS 155), Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Statements No. 133 and 140
The FASB issued FAS 155, effective beginning in the first quarter of fiscal 2007.  The statement permits interests in hybrid financial instruments that contain an embedded derivative that would otherwise require bifurcation, to be accounted for as a single financial instrument at fair value, with changes in fair value recognized in earnings.  As FASB Statement No. 117, Financial Statements of Not-for-Profit Organizations, requires all changes in net assets to be recorded in the consolidated Statement of Activities and Changes in Net Assets, the adoption of SFAS 155 did not have an impact on TERI’s consolidated financial condition or results of operations.

FASB Statement No. 157 (FAS 157), Fair Value Measurements, and FASB Statement No. 159 (FAS 159), The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115
The FASB issued FAS 157 and FAS 159 with an effective date for fiscal years beginning after November 15, 2007.  FAS 157 includes updated guidance on the measurement of fair value and disclosures surrounding fair value; FAS 159 allows entities to elect to use fair value to measure certain assets and liabilities currently accounted for on other bases.  Management is assessing the effect, if any, that these pronouncements will have on their financial statements.

FASB Project on Financial Guarantee Contracts
The FASB has been made aware of diversity in practice with respect to the timing of the recognition of revenue and claim liabilities for companies with financial guarantee contracts. TERI continues to monitor the FASB’s deliberation of this issue, including whether TERI’s business would be within the scope of any new guidance and what impact, if any, would result from the new guidance. As no conclusions have been reached by the FASB, this analysis is in its preliminary stages.

3.	Marketable Securities

Marketable securities consisted of the following:

June 30, 2007	Cost *	Unrealized Gain/(Loss)	Quoted Market Price
Marketable securities treated as cash equivalents
Government agency obligations	$20,029,000	$-	$20,029,000
Commercial paper	61,313,378	8,865	61,322,243
Subtotal	81,342,378	8,865	81,351,243
Marketable securities
Government agency obligations	367,054,152	(1,069,284)	365,984,868
US government guaranteed securities	44,593,777	(37,985)	44,555,792
Certificates of deposit	615,164	(10,495)	604,669
Commercial paper	7,982,608	2,102	7,984,710
Bonds	279,743	(8,542)	271,201
Subtotal	420,525,444	(1,124,204)	419,401,240
Total marketable securities	$501,867,822	$(1,115,339)	$500,752,483

June 30, 2006	Cost *	Unrealized Gain/(Loss)	Quoted Market Price
Marketable securities treated as cash equivalents
Commercial paper	$95,740,753	41,117	$95,781,870
Subtotal	95,740,753	41,117	95,781,870
Marketable securities
Government agency obligations	262,958,847	(3,862,143)	259,096,704
US government guaranteed securities	32,150,773	(146,281)	32,004,492
Certificates of deposit	2,027,759	(53,285)	1,974,474
Commercial paper	284,573	90	284,663
Bonds	766,687	(25,393)	741,294
Subtotal	298,188,639	(4,087,012)	294,101,627
Total marketable securities	$393,929,392	$(4,045,895)	$389,883,497

* Cost represents original cost for interest bearing investments and par value less unamortized discounts for non-interest bearing investments.

Net realized gains / (losses) of $206,011 and $(41,143) for the years ended June 30, 2007 and 2006, respectively, are included in investment income on the consolidated statements of activities.

4.	Residual Interest in Securitized Portfolios

Under the terms of the Master Loan Guarantee Agreement (MLGA) and subsequent amendments, TERI is a beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased administrative fees from the Trusts. For Trusts created in 2007, TERI’s beneficial interest ranged from 34.05% to 23.51%. For Trusts created in 2006, TERI’s beneficial interest ranged from 11.9% to 14.9%.

Quoted market prices are not available for TERI’s residual interests, as described in Note 2, therefore TERI estimates fair value, based on the present value of future expected cash flows estimated using management’s best estimates of the key assumptions including default rates, prepayment rates, discount rates and expected credit losses commensurate with the risks involved.

The following table summarizes key economic assumptions used in measuring the fair value of the residual interests as of June 30, 2007 and 2006.

2007 Key Assumptions

Trust	Default Rate (1)	Prepayment Rate	Discount Rate (3)	Expected Credit Losses (2)
NCT Trusts	9.48%	8.00%	11.59%	0.00%

2006 Key Assumptions

Trust	Default Rate (1)	Prepayment Rate	Discount Rate (3)	Expected Credit Losses (2)
NCT Trusts	8.94%	7.00%	12.00%	0.00%

(1)	The default rate is a weighted average for all Trusts in which TERI retains a residual interest and is calculated as a percentage of the original balance of loans held by those Trusts.
(2)
All loans in which TERI retains a residual interest are guaranteed by TERI; therefore the trusts are not expected to experience credit losses. TERI’s loan loss reserves include consideration of probable losses associated with these loans.

(3)	The discount rate is a blended average for all Trusts in which TERI retains a residual interest.

The estimates of the default rates, recovery rates and prepayment rates affect the weighted average life of the securitized loans and therefore affect the valuation of the residual interest.  Prepayments and defaults shorten the average life of the loans, and if all other factors remain equal, will reduce the value of the residual interest asset.  TERI uses historical statistics on borrower defaults, borrower recoveries and prepayments to estimate these amounts.  The discount rate is determined by management after a review of discount rates used by various student loan securitizers, including FMC. The 2007 fair value adjustments totaling $7.1 million are made up of the net impact of changes to key assumptions of ($4.3) million and other fair value adjustments of $11.4 million.

The following table shows the estimated change in residual receivables based on changes in the key economic assumptions described above.

	Residual Sensitivity Analysis
	Receivable Balance (dollars in thousands)
% Change in Assumptions	Down 20%	Down 10%	As Projected	Up 10%	Up 20%
Prepayment Rate
NCT Trusts	199,683	189,096	179,096	169,666	160,724

% Change in Receivable Balance	11.49%	5.58%	0.00%	-5.27%	-10.26%

Default Rate
NCT Trusts	$182,959	$181,030	$179,096	$177,174	$175,231

% Change in Receivable Balance	2.16%	1.08%	0.00%	-1.07%	-2.16%

Discount Rate
NCT Trusts	$213,973	$195,562	$179,096	$164,373	$151,123

% Change in Receivable Balance	19.47%	9.19%	0.00%	-8.22%	-15.62%

Forward LIBOR Rate
NCT Trusts	$172,163	$175,760	$179,096	$181,373	$182,604

% Change in Receivable Balance	-3.87%	-1.86%	0.00%	1.27%	1.96%

These sensitivities are hypothetical and should be used with caution.  The effect of each change in assumption must be calculated independently, holding all other assumptions constant.  Because the key assumptions may not in fact be independent, the net effect of simultaneous adverse changes in key assumptions may differ from the sum of the individual effects above.

The following table provides a summary of the changes in the fair value of the residual interest in securitized portfolios for the years ending June 30, 2007 and 2006.

	2007	2006
Beginning balance	$100,219,192	$68,138,349
New securitizations	71,774,328	25,389,283
Fair market value adjustments	7,102,190	6,871,119
Payments received	-	(179,559)
Ending balance	$179,095,710	$100,219,192

5.	Notes Receivable

In fiscal year 2001, FMC purchased certain assets of TERI (Note 1).  FMC’s payment of the purchase price to TERI included two promissory notes with a combined value of $7.9 million. The two promissory notes amortize over ten years and bear interest at 6% per annum.

Principal amounts due from notes receivable for the fiscal years ended June 30 are as follows:

2008	$851,566
2009	904,088
2010	959,849
2011	1,019,049
Total	$3,734,552

6.	Deferred Guarantee Fees

Deferred guarantee fees to cover ongoing costs will be recognized as income using the 10 years sum of the year digit method for the fiscal years ended June 30 as follows:

2008	$10,362,336
2009	9,078,569
2010	7,832,546
2011	6,614,542
2012	5,396,549
Thereafter	10,628,418
Total	$49,912,960

7.	Guarantee Agreements with Lending Institutions

As part of certain guarantee agreements with lending institutions, TERI has agreed to maintain certain amounts, calculated as a percentage of the amount of unpaid principal on outstanding loans which is either at least 2% in cash and equivalents and marketable securities, or 3% in total TERI amounts.  Total TERI amounts available is generally defined in the lender guarantee agreements to be equal to the sum of deferred guarantee fees, loan loss reserves, board-designated unrestricted net assets and undesignated net assets.

At June 30, 2007 and 2006, the balance of loans outstanding guaranteed directly by TERI (excluding the loans guaranteed indirectly by TERI of approximately $23 and $31 million at June 30, 2007 and 2006, respectively) amounted to approximately $13.2 and $9.6 billion, respectively.  At June 30, 2007, TERI was required, under certain guarantee agreements, to have no less than approximately $264 million in cash and equivalents and marketable securities or $397 million in total TERI amounts available as security for TERI’s performance as guarantor.  At June 30, 2006, TERI was required to have no less than approximately $192 million in cash and equivalents and marketable securities or $288 million in total TERI amounts available as security for TERI’s performance as guarantor.  TERI was in compliance with each of these requirements as of June 30, 2007 and 2006, respectively.

At June 30, 2007 and 2006, total amounts available for guaranty commitments were as follows (1):

	2007	2006
Deferred guarantee fees	$49,912,960	$36,387,132
Loan loss reserves (Note 9)	485,536,621	352,465,877
Board-designated unrestricted net assets	13,293,228	13,293,228
Undesignated unrestricted net assets	328,543,385	195,479,396
Total TERI amounts available	$877,286,194	$597,625,633

(1)	Total amounts available for guaranty commitments do not necessarily represent liquid or unencumbered assets held by TERI.

8.	Agreement with Nellie Mae, Inc.

In December 1991 and July 1992, TERI entered into guarantee agreements with Nellie Mae, Inc. in connection with TERI guaranteed student loans.  As part of these agreements, TERI transferred funds to Nellie Mae, Inc. to be held in separate reserve accounts.  In July 1998, this agreement was transferred to the Nellie Mae Foundation (NMF) in connection with Sallie Mae’s purchase of Nellie Mae. The funds held in the reserves are to be used to reimburse NMF for principal and accrued interest of defaulted loans.  Any balance remaining in the reserves after all of the student loans have been repaid, and after repayment of the indebtedness incurred by NMF, will be distributed in equal shares to TERI and NMF.

TERI has guaranteed to NMF the payment of principal and accrued interest applicable to those loans that default, to the extent such amounts exceed the reserves, and a NMF contribution of 1% of the original principal amount of loans guaranteed under these agreements.  Custodial reserve balances representing amounts remaining from NMF’s 1% contribution were $938,521 and $753,994 at June 30, 2007 and 2006, respectively.

TERI is to maintain reserves similar to that described in Notes 7 and 9 of at least 1/2 to 1% of the aggregate outstanding and unpaid principal balance of the specified loans (approximately $19 and $27 million of loans were outstanding at June 30, 2007 and 2006, respectively).  TERI was in compliance with this requirement as of June 30, 2007 and 2006, respectively.

9.	Loan Loss Reserves

At June 30, 2007 and 2006, TERI in its capacity as a guarantor has guaranteed, either directly or indirectly (Notes 7 and 8), the payment to its contracting lenders of approximately $13.2 and $9.6 billion, respectively, in outstanding principal value of student loans.  In the event of default by the borrower, TERI is generally required to reimburse the lender for the outstanding principal and interest on the related loan.

The following table summarizes activity in the loan loss reserve account for fiscal years 2007 and 2006.

	2007	2006
Beginning balance	$352,465,877	$254,139,822
Default claims paid	(169,298,452)	(84,700,201)
Default claims recoveries, net of adjustments	89,023,642	51,087,426
Loan loss provision	213,345,554	131,938,830
Ending balance	$485,536,621	$352,465,877

10.	Bonds Payable

On May 25, 1999, TFSI issued $61,360,000 of taxable student loan revenue bonds - Select Auction Variable Rate Securities (“SAVRS”). The net proceeds of the bonds were used to close out a repurchase agreement and to pay down a revolving line of credit.

The Senior Series 1999A bonds and the Subordinate Series 1999B bonds (collectively, the “Bonds”) bear interest rates determined on the basis of orders placed in an auction conducted on the 18th day of each month.  In November 2003, the Senior Series 1999A bonds were paid in full.  At June 30, 2007, the interest rate for the Subordinate Series 1999B bonds was 5.49%.  At June 30, 2006, the interest rate for the Subordinate Series 1999B bonds was 5.5%.

Principal and interest payments on the Bonds are to be paid exclusively from revenues and recoveries of principal on student loans held by TFSI.  The student loans are guaranteed by TERI.  The Bonds are not guaranteed by TERI.

Principal payments are to be made on bond payment dates to the extent funds are available for such purpose in accordance with the indenture.  The Bonds, which are subject to optional redemption prior to their maturity, have a final maturity date of November 18, 2030.

Total interest paid on the Bonds payable was $274,929 and $341,431 for the years ended June 30, 2007 and 2006, respectively.

11.	Retirement Plans

Pension Plan
TERI has a defined benefit pension plan funded through group annuities which covers substantially all employees.  Plan costs are charged to expense and funded annually.  Net periodic pension cost included the following components for fiscal years ended June 30, 2007 and 2006:

	2007	2006
Service cost	$154,770	$160,722
Interest on projected benefit obligation	265,882	241,989
Expected return on plan assets (gain)	(198,955)	(184,202)
Amortization of (gain) / loss	16,071	78,070
Net periodic pension cost	$237,768	$296,579

TERI’s current pension plan investment policy is to seek conservative growth in assets by investing in a blend of equities and fixed income instruments through participation in large well- diversified funds. Preservation of capital and earning income to reduce corporate contributions are the main objectives of this strategy. TERI’s current target allocation of pension fund assets is 50-75% in fixed income funds and 25-50% in equity funds. TERI reviews fund performance and may change the allocation between funds at managements’ discretion. The use of individual equities and individual debt instruments has not been authorized by the Pension Plan.

TERI considered the historical returns and the future expectations for returns for each asset class to determine its long-term rate of return assumption. TERI currently assumes a 5.60% net long-term rate of return on plan assets. For the twelve months ended June 30, 2007, the net return on the “balanced fund” which invests in both equity and fixed income instruments, was 14.82% while the fixed income fund earned 6% for the twelve months ended December 31, 2006.

TERI’s weighted-average asset allocations at June 30, 2007 and 2006, by asset category, are as follows:

	2007	2006
Equities	21%	20%
Fixed Income	79%	80%
Total	100%	100%

Assumptions used in determining the actuarial present value of the projected benefit obligation as of June 30, 2007 and 2006 were as follows:

	2007	2006
Discount rate	6.25%	6.25%
Salary increase	5.00%	5.50%

Assumptions used in determining the net periodic benefit cost for fiscal years ended June 30, 2007 and 2006 were as follows:

	2007	2006
Discount rate	6.25%	5.25%
Salary increase	5.00%	5.50%
Long-term rate of return	5.60%	5.60%

At June 30, 2007 and 2006, the plan's funded status and pension liabilities were as follows:

	2007	2006
Change in Benefit Obligation
Benefit obligation at beginning of year	$4,297,182	$4,598,488
Service cost (including expense load, if applicable)	154,770	160,722
Interest cost	265,882	241,989
Actuarial (gain)/loss	(14,551)	(659,160)
Benefits paid	(56,304)	(44,857)
Benefit obligation at end of year	$4,646,979	$4,297,182

Accumulated Benefit Obligation	$4,376,876	$3,966,710

Change in Plan Assets
Fair value of plan assets at beginning of year	$3,456,296	$3,317,475
Actual return on plan assets (net of expenses, if no expense load)	308,521	183,678
Employer contribution	585,000	-
Benefits paid	(56,304)	(44,857)
Fair value of plan assets at end of year	$4,293,513	$3,456,296

Funded status	$(353,466)	$(840,886)
Unrecognized net actuarial (gain) / loss	N/A	641,503
Net amount recognized	N/A	$(199,383)
Amounts Recognized in the Statement
Of Financial Position Consist of
Accrued benefit liability	N/A	(510,414)
Cumulative reduction in unrestricted net assets	N/A	311,031
Net amount recognized	N/A	$(199,383)

Amounts Recognized in the Statement
Of Financial Position Consist of
Non-current liability	(353,466)	N/A

Amounts Recognized in Unrestricted Net Assets:
Net actuarial (gain) / loss	501,315	N/A

Other Changes in Plan Assets and Benefit Obligations
Recognized in Unrestricted Net Assets
Change in additional minimum liability under FAS 87	(79,819)	(648,351)
FAS 158 Change in accounting principles	270,103	N/A
Total Recognized in non operating (income) / expense	$190,284	$(648,351)

Expected Amounts Amortized from Unrestricted Net Assets into
Net Periodic Benefit Cost for Fiscal Year Ending 2008
Actuarial loss / (gain)	2,962	N/A

TERI implemented FAS 158 during the year ended June 30, 2007. The effect of implementation was an increase to pension expense and the pension liability of $270,103.

TERI expects to contribute $385,000 to the pension plan in the fiscal year ending June 30, 2008.  The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid for the fiscal years ended June 30 as follows:

2008	$211,770
2009	211,831
2010	228,160
2011	226,356
2012	232,977
Years 2013 - 2017	1,313,281

Defined Contribution Plan and SERP

TERI also has a defined contribution plan which is funded through group annuities and covers substantially all employees.  The expense relating to the defined contribution plan was $135,143 and $96,032 for the fiscal years ended June 30, 2007 and 2006, respectively.

Included in the accrued pension liability is a $23,434 accrual for a SERP benefit for one executive.

12.	Functional Expense Classification

TERI’s expenditures on a functional basis for the years ended June 30, 2007 and 2006 are shown below:

	2007	2006
Program expenses
Education finance	$357,706,806	$245,120,914
Education informational services	3,847,460	3,016,680
Total program expenses	361,554,266	248,137,594
Supporting services - general and administrative expenses	7,443,601	4,085,747
Interest expense	273,827	340,110
Total operating expenses	$369,271,694	$252,563,451

13.	Concentrations

Under the terms of the Master Loan Guarantee Agreement (MLGA) and subsequent amendments, TERI is a beneficial owner of the residual value of TERI guaranteed loans held in Trusts created by FMC. In certain cases, TERI has amended the MLGA to reduce TERI’s beneficial interest in return for increased administrative fees from the Trusts. For Trusts created in 2007, TERI’s beneficial interest ranged from 34.05% to 23.51%. For Trusts created in 2006, TERI’s beneficial interest ranged from 11.9% to 14.9%.

Residual interest in securitized portfolios from these trusts accounted for 15.7% and 10.19% of TERI’s total revenue for the years ended June 30, 2007 and 2006, respectively (Note 4).

TERI guarantees loans for over 50 clients, many of which are also clients of FMC. Major clients include J.P. Morgan Chase Bank, N.A., Bank of America, N.A. and Charter One, each of which accounts for more than 10% of guaranteed loan volume.

14.	Lease

The following table reflects expected future lease payments, for the fiscal years ended June 30 as follows:

2008	$675,085
2009	693,383
2010	784,875
2011	784,875
2012	784,875
Thereafter	1,438,938
Total	$5,162,031

15.	Contingencies

The company is subject to certain claims and pending changes in legislation arising out of the normal course of its operations. It is management’s opinion, after consultation and review of the facts, that it is improbable that the ultimate liability, if any, arising therefrom, will have any material effect on the company’s financial statements. However, liabilities related to these matters could be established in the near term if estimates of the ultimate resolution of these matters are revised.

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Financial Position
Year Ended June 30, 2007

	The Education Resources Institute, Inc.	TERI Financial Services, Inc.	Consolidating Adjustments	Consolidated
Assets
Cash and equivalents	$49,333,442	$1,113,955	$-	$50,447,397
Restricted cash and equivalents	141,694,904	-	-	141,694,904
Marketable securities	419,401,240	-	-	419,401,240
Receivables
Guarantee fees	23,588,820	-	-	23,588,820
Accrued interest	4,997,114	-	-	4,997,114
Other	7,736,339	58,040	(66,697)	7,727,682
Total receivables	36,322,273	58,040	(66,697)	36,313,616
Notes receivable - FMC	3,734,552	-	-	3,734,552
Notes receivable - other	210,120	-	(210,120)	-
Other assets, net	396,168	72,654	-	468,822
Studentloans
Student loans receivable	-	4,801,852	-	4,801,852
Receivables recoverable on claim payments	101,965,101	-	-	101,965,101
Total student loans	101,965,101	4,801,852	-	106,766,953
Residual interest in securitized portfolios	179,095,710	-	-	179,095,710
Total assets	$932,153,510	$6,046,501	$(276,817)	$937,923,194
Liabilities and Net Assets
Accounts payable and accrued expenses	$3,019,889	$87,048	$(66,697)	$3,040,240
Due to Fast Marblehead Education Resources	10,908,733	-	-	10,908,733
Liability for outstanding checks	39,365,874	-	-	39,365,874
Accrued pension liability	376,900	-	-	376,900
Deferred revenue - other	1,255,253	-	-	1,255,253
Deferred guarantee fees	49,912,960	-	-	49,912,960
Loan loss reserves	485,536,621	-	-	485,536,621
Notes payable	-	210,120	(210,120)	-
Bonds payable	-	3,690,000	-	3,690,000
Investment in subsidiaries	(2,059,333)	-	2,059,333	-
Net assets	343,836,613	2,059,333	(2,059,333)	343,836,613
Total liabilities and net assets	$932,153,510	$6,046,501	$(276,817)	$937,923,194

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Financial Position
Year Ended June 30, 2006

	The Education Resources Institute, Inc.	TERI Financial Services, Inc.	Consolidating Adjustments	Consolidated
Assets
Cash and equivalents	$76,960,126	$1,127,347	$-	$78,087,473
Restricted cash and equivalents	89,462,539	-	-	89,462,539
Marketable securities	294,101,627	-	-	294,101,627
Receivables
Guarantee fees	23,636,717	-	-	23,636,717
Accrued interest	2,961,003	-	-	2,961,003
Other	3,648,933	59,352	(19,497)	3,688,788
Total receivables	30,246,653	59,352	(19,497)	30,286,508
Notes receivable - FMC	4,536,647	-	-	4,536,647
Notes receivable - other	210,120	-	(210,120)	-
Other assets, net	315,118	149,850	-	464,968
Studentloans
Student loans receivable	-	7,056,549	-	7,056,549
Receivables recoverable on claim payments	59,050,105	-	-	59,050,105
Total student loans	59,050,105	7,056,549	-	66,106,654
Residual interest in securitized portfolios	100,219,192	-	-	100,219,192
Total assets	$655,102,127	$8,393,098	$(229,617)	$663,265,608
Liabilities and Net Assets
Accounts payable and accrued expenses	$1,851,693	$47,351	$(19,497)	$1,879,547
Due to Fast Marblehead Education Resources	10,446,966	-	-	10,446,966
Liability for outstanding checks	43,878,748	-	-	43,878,748
Accrued pension liability	510,414	-	-	510,414
Deferred revenue - other	894,300	-	-	894,300
Deferred guarantee fees	36,387,132	-	-	36,387,132
Loan loss reserves	352,465,877	-	-	352,465,877
Notes payable	-	210,120	(210,120)	-
Bonds payable	-	6,030,000	-	6,030,000
Investment in subsidiaries	(2,105,627)	-	2,105,627	-
Net assets	210,772,624	2,105,627	(2,105,627)	210,772,624
Total liabilities and net assets	$655,102,127	$8,393,098	$(229,617)	$663,265,608

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Activities and Changes in Net Assets
Year Ended June 30, 2007

	The Education Resources Institute, Inc.	TERI Financial Services, Inc.		Consolidating Adjustments	Consolidated
Revenue
Guarantee fees	$346,041,454$	$	$	$-	$346,041,454
Residual interest in securitized portfolios	78,876,518		-	-	78,876,518
Investment income	29,713,625		53,158	(14,183)	29,752,600
Unrealized loss on investments in marketable securities	2,930,556		-	-	2,930,556
Grants and contracts	2,608,198		-	-	2,608,198
Origination fees	40,979,073		-	-	40,979,073
HEIC membership fees	105,937		-	-	105,937
Interest income on student loans	-		543,446	-	543,446
Interest income - FMC - notes receivable	250,377		-	-	250,377
Contractual income - FMC	247,524		-	-	247,524
Investments in subsidiaries	(46,294)		-	46,294	-
Total revenue	$501,706,968		$596,604	$32,111	$502,335,683
Expenses
Compensation and employee fringe benefits	6,445,237		-	-	6,445,237
Office expenses	465,850		-	-	465,850
Rent	695,296		-	-	695,296
Professional fees (FMER)	134,844,987		-	-	134,844,987
Professional fees (Other)	3,769,108		22,259	-	3,791,367
Loan servicing fees	-		107,673	-	107,673
Collection costs	6,546,395		-	-	6,546,395
Printing and promotion	202,904		-	-	202,904
Loan loss provision	213,345,554		-	-	213,345,554
Depreciation and amortization	105,522		45,584	-	151,106
Grants	192,937		-	-	192,937
Interest expense	-		288,010	(14,183)	273,827
Other expenses	2,029,189		179,372	-	2,208,561
Total expenses	$368,642,979		$642,898	$(14,183)	$369,271,694
Increase in net assets	$133,063,989		$(46,294)	$46,294	$133,063,989
Net assets, beginning of year					$210,772,624
Net assets, end of year					$343,836,613

The Education Resources Institute, Inc. and Subsidiary
Supplemental Consolidating Statement of Activities and Changes in Net Assets
Year Ended June 30, 2006

	The Education Resources Institute, Inc.	TERI Financial Services, Inc.	Consolidating Adjustments		Consolidated
Revenue
Guarantee fees	$245,352,831$		$	$-	$245,352,831
Residual interest in securitized portfolios	32,260,402	-		-	32,260,402
Investment income	16,865,222	43,058		(14,183)	16,894,097
Unrealized loss on investments in marketable securities	(2,449,232)	-		-	(2,449,232)
Grants and contracts	2,384,426	-		-	2,384,426
Origination fees	20,339,068	-		-	20,339,068
HEIC membership fees	87,564	-		-	87,564
Interest income on student loans	-	676,382		-	676,382
Interest income - FMC - notes receivable	296,974	-		-	296,974
Contractual income - FMC	747,528	-		-	747,528
Investments in subsidiaries	(13,100)	-		13,100	-
Total revenue	$315,871,683$	$19,440$		(1,083)	$316,590,040
Expenses
Compensation and employee fringe benefits	3,427,922	-		-	3,427,922
Office expenses	293,462	-		-	293,462
Rent	542,939	-		-	542,939
Professional fees (FMER)	106,072,120	-		-	106,072,120
Professional fees (Other)	3,379,202	20,752		-	3,399,954
Loan servicing fees	-	125,782		-	125,782
Collection costs	5,140,242	-		-	5,140,242
Printing and promotion	127,588	-		-	127,588
Loan loss provision	131,938,830	-		-	131,938,830
Depreciation and amortization	103,855	69,367		-	173,222
Grants	87,474	-		-	87,474
Interest expense	-	354,293		(14,183)	340,110
Other expenses	731,460	162,346		-	893,806
Total expenses	$251,845,094	$732,540		$(14,183)	$252,563,451
Increase in net assets	$64,026,589	$(13,100)		$13,100	$64,026,589
Net assets, beginning of year					$146,746,035
Net assets, end of year					$210,772,624

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Financial Position (Unaudited)
September 30, 2007 and 2006

Assets	2007	2006

Cash and equivalents	$67,513,645	$65,944,305
Restricted cash and equivalents	257,683,381	174,944,968
Marketable Securities	400,319,017	284,767,338
Receivables
Guarantee fees	42,227,015	35,043,000
Accrued interest	4,338,365	2,985,105
Other	1,657,823	1,491,394
Total receivables	48,223,203	39,519,499
Notes receivable	3,526,415	4,340,601
Other assets, net	524,100	655,018
Student loans
Student loans receivable	4,446,377	6,468,545
Receivables recoverable on claim payments	117,405,182	66,613,239
Total student loans	121,851,559	73,081,784
Residual interest in securitized portfolios	206,743,850	132,823,464
Total assets	$1,106,385,170	$776,076,977

Liabilities and Net Assets
Accounts payable and accrued expenses	$3,813,692	$4,663,454
Due to First Marblehead Education Resources	14,303,530	12,331,216
Liability for outstanding checks	16,539,035	12,115,382
Accrued pension liability	459,964	569,856
Deferred revenue - other	1,115,472	1,379,349
Deferred guarantee fees	59,194,699	42,726,982
Loan loss reserves	578,368,158	416,200,876
Bonds payable	3,180,000	5,400,000
Total liabilities	676,974,550	495,387,115
Net assets
Unrestricted
Undesignated	414,117,392	265,396,634
Board-designated	13,293,228	13,293,228
Permanently restricted	2,000,000	2,000,000
Total net assets	429,410,620	280,689,862
Total liabilities and net assets	$1,106,385,170	$776,076,977

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets (Unaudited)
For the Three Months Ended September 30, 2007 and 2006

	2007	2006
Revenue
Guarantee fees	$193,067,570	$130,469,219
Residual interest in securitized portfolios	27,648,140	32,604,272
Investment income	10,756,652	6,963,582
Unrealized gain (loss) on investments in marketable securities	3,163,581	2,203,561
Grants and contracts	580,857	734,551
Origination fees	24,194,125	16,866,881
HEIC membership fees	38,846	17,990
Interest income on student loans	107,674	155,142
Interest income - FMC - notes receivable	54,981	67,072
Contractual income - FMC	61,881	61,881
Total revenue	259,674,307	190,144,151

Expenses
Compensation and employee fringe benefits	2,542,112	1,299,017
Office expenses	231,393	199,976
Rent	189,336	159,518
Professional fees (FMER)	46,249,017	37,071,055
Professional fees (other)	851,125	1,068,998
Loan servicing fees	30,157	29,375
Collection costs	2,209,631	1,498,859
Printing and promotion	32,798	17,181
Loan loss provision	121,180,681	78,530,082
Depreciation and amortization	32,743	36,012
Grants	94,770	51,000
Interest expense	62,973	80,872
Other expenses	393,564	184,968
Total expenses	174,100,300	120,226,913

Increase in net assets	85,574,007	69,917,238

Net assets, beginning of year	343,836,613	210,772,624

Net assets, end of period	$429,410,620	$280,689,862

The Education Resources Institute, Inc. and Subsidiary
Consolidated Statements of Activities and Changes in Net Assets (Unaudited)
For the Three Months Ended September 30, 2007 and 2006

	2007	2006
Cash flows from operating activities
Increase in net assets	$85,574,007	$69,917,238

Adjustments to reconcile increase in net assets to net cash provided by operating activities Depreciation and amortization	32,743	36,012
Provision for loan loss reserve	121,180,680	78,530,082
Default claims paid	(58,512,604)	(32,243,440)
Default claims recoveries (net of adjustments)	30,163,461	17,448,357
Amortization of net discount on securities	(1,084,247)	(644,067)
Unrealized (gain) loss on investments in marketable securities	(3,163,580)	(2,203,561)
Changes in
Restricted cash and equivalents	(115,988,477)	(85,482,429)
Receivables	(11,909,587)	(9,232,991)
Student loans	(15,090,552)	(6,987,021)
Residual interest in securitized portfolios	(27,648,140)	(32,604,272)
Other assets, net	(62,918)	(161,970)
Accounts payable and accrued expenses	4,251,313	4,727,599
Liability for outstanding checks	(22,826,839)	(31,763,366)
Deferred revenue - other	(139,781)	485,049
Deferred guarantee fees	9,281,739	6,339,850

Total adjustments	(91,516,789)	(93,756,168)

Net cash provided by operating activities	(5,942,782)	(23,838,930)

Cash flows from investing activities
Purchases of property and equipment	(19,157)	(52,201)
Purchases of marketable securities	(318,809,185)	(267,150,746)
Proceeds from the sale and maturities of
marketable securities	342,139,235	279,332,663
Proceeds from notes receivable	208,137	196,046

Net cash used in investing activities	23,519,030	12,325,762

Cash flows from financing activities
Principal payments on bonds payable	(510,000)	(630,000)

Net cash used in financing activities	(510,000)	(630,000)

Increase (decrease) in cash and equivalents	17,066,248	(12,143,168)

Cash and equivalents, beginning of year	50,447,397	78,087,473

Cash and equivalents, end of year	$67,513,645	$65,944,305

Supplemental disclosure
Cash paid for interest	$51,706	$81,301